                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 22, 2001



                               QUOKKA SPORTS, INC.
                               -------------------
             (Exact Name of Registrant as Specified in its Charter)



                                    DELAWARE
                                    --------
                 (State or Other Jurisdiction of Incorporation)



                      000-26311                  94-3250045
                      -------------------------------------
          (Commission File Number) (I.R.S. Employer Identification No.)



            525 Brannan Street, Ground Floor, San Francisco, CA 94107
            ---------------------------------------------------------
                    (Address of Principal Executive Offices)



                                 (415) 908-3800
                                 --------------
              (Registrant's Telephone Number, Including Area Code)



                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)




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                      INFORMATION TO BE INCLUDED IN REPORT

ITEM 5.  OTHER EVENTS

THIS CURRENT REPORT ON FORM 8-K CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933, AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934. THESE FORWARD-LOOKING STATEMENTS INVOLVE RISKS AND UNCERTAINTIES. ACTUAL RESULTS AND DEVELOPMENTS MAY DIFFER MATERIALLY FROM THOSE DESCRIBED OR INCORPORATED BY REFERENCE IN THIS REPORT. FOR MORE INFORMATION ABOUT THE COMPANY AND RISKS ARISING WHEN INVESTING IN THE COMPANY, INVESTORS ARE DIRECTED TO THE COMPANY'S MOST RECENT REPORTS ON FORM 10-K AND 10-Q, AS WELL AS FILINGS RELATED TO RECENTLY COMPLETED ACQUISITIONS, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

        On February 22, 2001, Quokka Sports, Inc. (the "Company") completed a restructuring of its $77.4 million of 7.0% convertible notes issued in September 2000. The restructuring includes the Company's repurchase of $24.0 million of the notes for $12.0 million in cash. Prior to the completion of the restructuring, noteholders converted notes representing approximately $4.2 million in principal and accrued interest into approximately 21.1 million shares of common stock. After these conversions and the restructuring, the total amount of amended notes outstanding, including interest to date, is $52.1 million.

        The terms of the remaining notes have been amended and include, among other changes, the revision of covenants to reflect the Company's current business circumstances, the removal of subordination provisions and the modification of the conversion provisions to provide the noteholders the right at any time to convert the remaining notes into common stock at a fixed conversion price of $0.75 per share.

        In connection with the restructuring, the noteholders waived defaults that existed under the terms of the notes 2.

        Additionally, the Company has issued to the noteholders 40,000 shares of a new series of preferred stock, which has an initial aggregate preference of $40.0 million, bears 7.0% pay-in-kind dividends and is convertible into common stock, beginning in November 2001, at a conversion price $1.50 per share.

        The Company is required to repurchase the amended notes and preferred stock in connection with certain corporate transactions, as described in the governing documents filed as exhibits to this report.

        Neither the amended notes, the preferred stock, nor the underlying common stock have been registered for sale under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration under such act or an applicable exemption from registration requirements. The Company intends to file an amendment to its registration statement covering the shares of common stock underlying the amended notes within 10 days following the filing with the SEC of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000. The Company also intends to file a registration statement to register the shares of common stock underlying the preferred stock within 90 days following the closing of the restructuring.

        The foregoing description of the restructuring of the Company's 7.0% convertible notes is qualified in its entirety by reference to the restructuring agreement, the form of amended 7.0% convertible promissory note and the certificate of designation of 7.0% series A senior convertible preferred stock

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filed with this current report as Exhibits 4.1, 4.2 and 4.3 respectively, and each of these exhibits is incorporated herein by reference. Also filed with this report as Exhibit 99.1 is the Company's press release dated February 23, 2001, entitled "Quokka Sports Restructures Debt and Expands New Business Opportunities."



Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)     Exhibits


Exhibit
Number         Description
4.1            Restructuring Agreement dated as of February 22, 2001 between Quokka Sports,
               Inc. and the Participating Noteholders identified therein

4.2            Form of Amended 7.0% Convertible Promissory Note, Series A-1 issued by Quokka
               Sports, Inc.

4.3            Certificate of Designation of 7.0% Series A Senior Convertible Preferred Stock
               of Quokka Sports, Inc.

99.1           Press Release entitled "Quokka Sports Restructures Debt and Expands New Business
               Opportunities," dated February 23, 2001


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       QUOKKA SPORTS, INC.


                                       By: /s/Alvaro Saralegui
                                          -------------------------------------
                                       Alvaro Saralegui
                                       President and Chief Executive Officer

        Dated: February 23, 2001



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                                  EXHIBIT INDEX

Exhibit
Number         Description
------         -----------
4.1            Restructuring Agreement dated as of February 22, 2001 between Quokka Sports,
               Inc. and the Participating Noteholders identified therein

4.2 Form of Amended 7.0% Convertible Promissory Note, Series A-1, dated February 22, 2001 issued by Quokka Sports, Inc.

4.3            Certificate of Designation of 7.0% Series A Senior Convertible Preferred Stock
               of Quokka Sports, Inc.

99.1           Press Release entitled "Quokka Sports Restructures Debt and
               Expands New Business Opportunities," dated February 23, 2001
